UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12

CHINACAST EDUCATION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINACAST EDUCATION CORPORATION

Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 11, 2009

TO THE STOCKHOLDERS OF CHINACAST EDUCATION CORPORATION:

The Annual Meeting of the Stockholders of ChinaCast Education Corporation, a Delaware corporation (the “Company”, “ChinaCast”, “we”, “us” or “our”), will be held on December 11, 2009, at 9:00 p.m. Hong Kong Time (local time), which is equivalent to December 11, 2009 at 8:00 a.m. U.S. Eastern Standard Time (the “Annual Meeting”), at Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. The telephone number for participation at the Annual Meeting is 1-800-289-0487 and the confirmation code is 4774293.  The Annual Meeting is called for the following purposes:

1.	To elect five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the Company’s independent auditors; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock at the close of business on November 2, 2009 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy, and return it promptly in the enclosed return envelope.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting.  Whether you grant a proxy, you may vote in person, if you attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Ron Chan Tze Ngon
Ron Chan Tze Ngon
Chairman of the Board of Directors and Chief Executive Officer

Dated: November 19, 2009

CHINACAST EDUCATION CORPORATION

Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on December 11, 2009

INTRODUCTION

Your proxy is solicited by the Board of Directors of ChinaCast Education Corporation, a Delaware corporation (the “Company”, “ChinaCast”, “we”, “us” or “our”),  for use at the Annual Meeting of Stockholders to be held on December 11, 2009, at 9:00 p.m. Beijing Standard Time (local time), which is the equivalent to December 11, 2009 at 8:00 a.m. U.S. Eastern Standard Time (the “Annual Meeting”), at Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.  The telephone number for participation at the Annual Meeting is 1-800-289-0487 and the confirmation code is 4774293.  The Annual Meeting is called for the following purposes:

1.	To elect five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the Company’s independent auditors; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set November 2, 2009, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the Annual Meeting.

On or about November 20, 2009, this proxy statement, the proxy card and annual report are being mailed to stockholders of record as of the close of business on the Record Date.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  As of the close of business on the Record Date, a total of 38,351,198 shares of Common Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. U.S. Eastern Standard Time on December 10, 2009 to be counted.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy.  Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes.  You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting.  If you sign and return your proxy card your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.  The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting.  Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting.  An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the election of directors and the ratification of the Company’s independent auditors.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The Delaware General Corporation Law and The Nasdaq Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2:  The Company appointed Deloitte Touche Tohmatsu CPA Ltd. to serve as the Company’s independent auditors for the 2009 fiscal year.  The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  At the close of business on the Record Date there were 38,351,198 shares of Common Stock issued and outstanding.  We have issued no other voting securities as of the Record Date.  Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.  Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o ChinaCast Education Corporation, at the Company’s office located at Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.  The Company’s telephone number is (852) 3960-6506.  Stockholders who share an address and receive multiple copies of the annual report and this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of Common Stock as of November 16, 2009 by (i) each person known to us to own beneficially more than 5% of our Common Stock, (ii) each of our directors, each of our nominees for director and each of our named executive officers; and (iii) all executive officers, directors and nominees for director as a group.  Unless otherwise indicated, the address for all of the executive officers, directors, nominees for director and stockholders named below is c/o ChinaCast Education Corporation, Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Ron Chan Tze Ngon	2,073,445	5.4%
Daniel Tseung (3)	40,000	*
Richard Xue (3)(12)	110,000	*
Justin Tang (3)(4)	351,100	1.0%
Ned Sherwood (5)	0	*
Michael Santos (6)(15)	287,023	*
Jim Ma (15)	216,198	*
Antonio Sena (15)	227,941	*
Xiang Yuan Jiang (7)	200,000	*
Li Wei (8)	282,156	*
Yin Jianping (9)	843,306	2.2%
Fir Tree, Inc. (10)	6,031,556	15.7%
Super Dynamic Consultancy Limited (11)	2,255,815	5.9%
DTV Network Systems, Inc. (13)	2,957,573	7.7%
Austin W. Marxe and David M. Greenhouse (14)	2,758,694	7.2%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group (10 persons)	3,787,863	9.9%

*             Less than one percent.
(1)           The amount of beneficial ownership includes the number of shares of Common Stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of November 16, 2009 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.
(2)           Based upon 38,351,198 shares outstanding as of November 16, 2009.
(3)           Includes 40,000 shares of a total of 100,000 shares of the Company’s common stock granted to each independent director of the Company. The remaining shares are to be granted in one remaining tranche of 60,000 shares on February 9, 2010.
(4)           Mr. Tang’s business address is A-3701 Beijing Fortune Plaza, 7 Middle Dongsanhuan Rd., Chaoyang District, Beijing, People’s Republic of China.
(5)           Mr. Sherwood’s business address is 1133 Avenue of the Americas, 27th Floor, New York, NY  10036.
(6)           Includes 70,825 shares held by Bostwicken Consultancy Limited, a company of which Mr. Santos’ wife is the sole shareholder.
(7)           Represents options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008 and 100,000 of vested on March 31, 2009.
(8)           Represents shares held by Time Global International Limited, a company of which Mr. Li is the sole shareholder.
Includes options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008 and 100,000 of such options vested on March 31, 2009.
(9)           The business address of Yin Jianping is 25 Fl. Qiang Sheng Mansion, No. 145 Pu Jian Road, Pudong District, Shanghai, 211217, People’s Republic of China.

(10)         The business address of Fir Tree Capital Opportunity Master Fund, L.P. is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands. Fir Tree Value and Fir Tree Capital Opportunity are the beneficial owners of  5,001,374 shares of Common Stock and 1,030,182 shares of Common Stock, respectively. Fir Tree may be deemed to beneficially own the shares of Common Stock held by Fir Tree Value and Fir Tree Capital Opportunity as a result of being the investment manager of Fir Tree Value and Fir Tree Capital Opportunity. Fir Tree Value may direct the vote and disposition of 5,001,374 shares of Common Stock. Fir Tree Capital Opportunity may direct the vote and disposition of  1,030,182 shares of Common Stock. Fir Tree has been granted investment discretion over the Common Stock held by Fir Tree Value and Capital Opportunity.
(11)         Our former Vice Chairman and Non Executive Director, Yin Jianping, held a 31.36% in Super Dynamic Consultancy Limited (“SDCL”) interest through Turnaround Limited. Mr. Yin held a 49% interest in Turnaround Limited. The address of SDCL is Unit 2001, 108 Java Road, North Point, Hong Kong.
(12)         Mr. Xue’s business address is Suite 3606, Lippo Plaza, 222 Huai Hai Road, Shanghai, People’s Republic of China.
(13)         The business address of DTV Network Systems, Inc. is 2230 E. Imperial Highway El Segundo, California 90245. William Little has sole voting and dispositive power over the shares of DTV Network Systems, Inc.
(14)         The principal business address for Austin W. Marxe and David M. Greenhouse is 527 Madison Avenue, Suite 2600, New York, NY 10022. Austin W. Marxe and David M. Greenhouse are the controlling principals of AWM Investment Company, Inc., the general partner of and investment adviser to Special Situations Cayman Fund, L.P. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of Special Situations Fund III QP, L.P. AWM serves as the investment adviser to SSFQP. Marxe and Greenhouse share sole voting and investment power over 1,166,478 common shares owned by Special Situations Cayman Fund, L.P., and 1,575,966 common shares owned by Special Situations Fund III QP, L.P.
(15)  Includes options to purchase 134,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008 and 67,000 of such options vested on March 31, 2009.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors has nominated five (5) persons to stand for election.  If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below is the name, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Ron Chan Tze Ngon	53	Chief Executive Officer and Chairman of the Board	February 9, 2007
Michael Santos	48	President, International and Director	September 1, 2009
Daniel Tseung (1)(2)(3)	38	Independent Director	February 9, 2007
Justin Tang (1)(2)(3)	38	Independent Director	February 9, 2007
Ned Sherwood (4)	60	Independent Director	December 11, 2009

(1) Serves as a member of the Audit Committee.
(2) Serves as a member of the Compensation Committee.
(3) Serves as a member of the Nominating and Corporate Governance Committee.
(4) The Board intends to act to appoint Mr. Sherwood to serve as a member of the Audit, Compensation and Nominating and Corporate Governance Committees immediately following his election as a director at the Annual Meeting.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term.  There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

RON CHAN TZE NGON - CHIEF EXECUTIVE OFFICER  AND CHAIRMAN OF THE BOARD OF DIRECTORS.  Ron Chan Tze Ngon is responsible for the strategic direction and shaping of the various business models of ChinaCast Communication Holdings Limited (“CCH”). Mr. Chan was appointed Chief Executive Officer of CCH in 1999. Mr. Chan worked as a sales executive in Sun Hung Kai (China) Limited from 1983 to 1985, and from 1985 to 1986 was sales manager for Unisys China Limited. From 1987 to 1988, he was strategic account manager for Unisys Asia Limited, and thereafter joined Unisys Hong Kong Limited as a sales director until 1990. Mr. Chan then joined CL Computer China/Hong Kong Limited as its general manager prior to founding, in 1993, Technology Ventures Holdings, an information technology company currently listed on the Hong Kong Stock Exchange. Mr. Chan holds a Master of Science, Mathematics degree and a Master of Computer Science degree, both from Concordia University in Montreal, Canada.

MICHAEL SANTOS – PRESIDENT, INTERNATIONAL AND DIRECTOR.  In his capacity as President, International, Michael Santos has overall responsibility for all international operations including global education and technology partnerships, external communications, investor relations, fund raising and M&A.  From January 2001 to August 2009, Mr. Santos served as our Chief Marketing Officer where he lead our corporate marketing, strategic business development, investor relations and fund raising activities.  From 1988 to 2001, Mr. Santos was employed by Hughes Network System and was the Senior Director of the Asia Pacific region, spearheading the deal team that saw Hughes invest in the Company.  Mr. Santos has a Bachelor of Science in Electrical Engineering and a Master of Science Degree in Telecommunications and Computer Science from The George Washington University in Washington, D.C.

DANIEL TSEUNG - INDEPENDENT DIRECTOR.  Daniel Tseung currently serves as Managing Director at Sun Hung Kai Properties Direct Investments Ltd., the private equity division of Sun Hang Kai Properties Group, one of Asia’s largest conglomerates, which he joined in 2000 and whose business interests include telecommunications, real estate, financial services and infrastructure. From 1997 to 2000, Mr. Tseung served as Director of Investments for SUNeVision Holdings Limited, an Asian Internet infra-structure and services provider.  From 1997 to 2000, Mr. Tseung worked in the Technology & Communications Group of GE Equity, the private equity arm of GE Capital and from 1993 to 1995, at DE Shaw, a major global hedge fund. Since 2004, Mr. Tseung has served on the Board of Directors of RCN Corporation (NASDAQ: RCNI).  He also serves as a director of Owens Corning (NYSE: OC), a Fortune 500 company and world leader in supplying building materials and composite solutions.  Mr. Tseung holds a Bachelor’s degree from Princeton University and a Master’s Degree from Harvard University.

JUSTIN TANG - INDEPENDENT DIRECTOR. Justin Tang  is a co-founder of Blue Ridge China, a private equity fund formed in 2006 that invests in companies in China. Prior to that, Mr. Tang was the co-founder of eLong, Inc., a leading online travel service company in China. From 2001 to 2006, Mr. Tang served as Chairman and CEO of eLong and in similar key executive positions at its predecessor company from 1999 to 2001. Prior to founding eLong, Mr. Tang held various positions in the financial services industry in the United States from 1993 to 1999. Mr. Tang studied at Nanjing University in China and received his BS degree from Concordia College in the United States.

NED SHERWOOD - INDEPENDENT DIRECTOR. Ned Sherwood co-founded ZS Fund L.P., a middle market private equity firm, in 1985 and currently serves as its managing general partner.  Mr. Sherwood joined W. R. Grace & Co. in 1975 as a vice president in the Office of Strategic Projects, a group specializing in the evaluation and divestiture of various W. R. Grace & Co.’s business units.  In 1981, Mr. Sherwood joined AEA Investors, Inc., where he led a number of successful acquisitions until his departure to co-found ZS Fund L.P.  Mr. Sherwood has served as a director on a number of public company boards, including Consolidated Stores Corporation (now Big Lots, Inc.), Market Facts, Inc., Kaye Group, Inc., Colorado Prime, Inc., Southern Electronics, Inc., Mazel Company; Niagara Frontier Services, Inc. (now Tops Markets) and Sun Television and Electronics, Inc.  Mr. Sherwood graduated magna cum laude from The Wharton School at the University of Pennsylvania where he received the Herbert T. Steuer Memorial Award for the Most Outstanding Wharton Student.  Mr. Sherwood serves as a director for a number of not-for-profit organizations, including I HAVE A DREAM, the Dana Farber Hospital Advisory Board, the Stanford University Parents Advisory Board, City Squash and the Columbia-Presbyterian Heart Research Institute.

Mr. Richard Xue has served as a member of the Board since February 9, 2007.  On November 11, 2009, he notified the Company that for personal reasons, he did not wish to stand for re-election to the Board at the Company’s 2009 Annual Meeting of Stockholders. There were no disagreements between Mr. Richard Xue and the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to a letter agreement dated June 27, 2008 (the “Fir Tree Agreement”), in consideration for the agreement of Fir Tree Value Master Fund L.P (“Fir Tree Value”) and Fir Tree Capital Opportunity Master Fund L.P. (“Fir Tree Capital”, and collectively with Fir Tree Value, “Fir Tree”) to exercise certain of our warrants that were held by them, we agreed that reasonably promptly following receipt of a written request from Fir Tree, we shall cause one person designated by Fir Tree (a “Fir Tree Designee”) to be elected or appointed to our Board and to be appointed to serve on the Compensation Committee of our Board, subject to such Fir Tree Designee being a person that the Board reasonably determines meets applicable legal, regulatory and governance requirements and who at all times complies with the policies and procedures that are applicable to all directors of the Company.  On November 13, 2009, in connection with the notice by Mr. Xue to the Company that he would not stand for re-election to our Board, Fir Tree notified the Company that it wanted a Fir Tree Designee to be elected to our Board at the Annual Meeting and that Mr. Sherwood would be the Fir Tree Designee.

The Fir Tree Agreement further provides that until such time as Fir Tree ceases to own at least 10% of our outstanding common stock (the “Trigger Event”), we shall:

(1)           not increase the number of directors comprising our board of directors beyond seven persons unless we increase the number of Fir Tree Designees proportionately in a ratio of 1 to 5 (rounded to the nearest whole number);

(2)           use best efforts to cause the re-election of the Fir Tree Designee at each annual meeting of the Company’s stockholders at which such person’s term expires;

(3)           not increase the number of directors appointed to the compensation committee beyond three persons unless it increases the number of Fir Tree Designees appointed to such committee proportionately; and

(4)           use best efforts to cause the re-appointment of a Fir Tree Designee when such person’s term expires.

The Fir Tree Agreement also provides that if the Fir Tree Designee shall cease to serve as a director or on the compensation committee for any reason, our Board will use its reasonable efforts to take all action required to fill the vacancy resulting therefrom with a person designated by Fir Tree, subject to any such replacement designee being a Suitable Person.  Pursuant to the Fir Tree Agreement, Fir Tree has agreed that from and after the occurrence of the Trigger Event, Fir Tree shall, if requested by our Board, use its reasonable efforts to cause the Fir Tree Designee then serving on our Board and/or the compensation committee to offer his or her resignation from our Board and/or the compensation committee as soon as reasonably practicable and shall take all such other action necessary, or reasonably requested by us, to cause the prompt removal of such person from our Board and/or the compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, there have been no other transactions since January 1, 2008, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director of officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had, or will have, a direct or indirect material interest other than as disclosed below.

The Company provides its services and products to end users in the PRC through ChinaCast Li Xiang Co., Ltd. (CCLX) under the terms of a technical services agreement, dated August 11, 2003, between ChinaCast Technology (Shanghai) Limited (CCT Shanghai), ChinaCast Co., Ltd. (CCL), Li Wei and CCLX, as amended on March 29, 2004 (the “Technical Services Agreement”). Our former Vice Chairman, Yin Jianping owns 20% of Tibet Tiantai Investment Management Co., Ltd., a company that owns 70% of CCL. CCL owns 90% of CCLX. Under the terms of the Technical Services Agreement, CCLX is obliged to pay ChinaCast, through its subsidiaries, a monthly service fee for the services rendered by CEC. The service fee is an amount equivalent to the total revenue earned by CCLX, less operating expenses reasonably incurred in the course of conducting the business for which CEC and its subsidiaries provide technical services. In accordance with the Technical Services Agreement, CEC has extended financial support to the satellite operating entities, CCLX and the Beijing branch of CCL (“CCLBJ”).

In connection with the Technical Services Agreement ChinaCast Technology (BVI) Limited (CCT) and CCT Shanghai, on the one hand, and CCLX, CCL and Li Wei, a director of CCH, on the other hand, have also entered the Revenue and Cost Allocation Agreement, effective as of October 1, 2003 and amended by a supplemental agreement dated April 19, 2008. Pursuant to this agreement the Company’s customers may engage the Company or its subsidiaries directly to provide the required satellite broadband services. If the customers appoint CCT or CCT Shanghai directly, the Company will subcontract the performance of the service to CCLBJ and pay CCLBJ up to 10% of the revenue received from the engagement or such other amount as determined by CCT or CCT Shanghai, as the case may be, in its absolute discretion. CCT or CCT Shanghai will pay RMB0.84 million to CCLX and RMB0.84 million to the Beijing Branch of CCLX for using bandwidth and transmission service.

On June 27, 2008, we entered into the Fir Tree Agreement.  Pursuant to the Fir Tree Agreement, we agreed to enter into an agreement with Fir Tree within 15 days of the Fir Tree Agreement to provide them with certain registration rights with respect to the shares of our common stock then owned and thereafter acquired by Fir Tree.  We are in the process of negotiating the terms of this agreement with Fir Tree.  See “Information About the Nominees” for a further description of the terms of the Fir Tree Agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons also are required to furnish our company with copies of all Section 16(a) forms they file.  Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2008, all of the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company complied with the filing requirements of Section 16(a) of the Exchange Act,  except as provided in the table below:

Name	Number of Reports Not Filed Timely	Number of Transactions Not Reported Timely	Known Failure to file a Report
Ron Chan Tze Ngon	1	1	Failure to timely file a Form 3
Jim Ma	1	2	Failure to timely file a Form 3
Wei Li	1	1	Failure to timely file a Form 3
Antonio Sena	1	1	Failure to timely file a Form 3
Justin Tang	1	1	Failure to timely file a Form 3
Jianping Yin	1	1	Failure to timely file a Form 3
Michael Santos	1	1	Failure to timely file a Form 3
Daniel Tseung	1	1	Failure to timely file a Form 3
Richard Xue	1	1	Failure to timely file a Form 3
Jianping Yin	1	1	Failure to timely file a Form 4
Antonio Sena	1	1	Failure to timely file a Form 4
Richard Xue	1	2	Failure to timely file a Form 4
Justin Tang	1	2	Failure to timely file a Form 4
Ron Chan Tze Ngon	1	1	Failure to timely file a Form 4

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held seven meetings during 2008.  Mr. Yin Jian Ping and Mr. Justin Tang attended fewer than 75% of the meetings of the Board. No director, except Mr. Justin Tang, attended less than 75% of any meeting of a committee of which the director was a member.  We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.  Two of our directors attended our Annual Meeting of Stockholders in December 2008 by telephone conference call.

DIRECTOR INDEPENDENCE

A majority of the directors serving on our Board must be independent directors under Rule 5605(b)(1) of the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). The Board of Directors has a responsibility to make an affirmative determination whether a directors has a material relationships with the listed company through the application of Rule 5605(a)(2) of the Marketplace Rules of NASDAQ, which provides the definition of an independent director.

The Board of Directors has determined that each of the director nominees standing for election, except Ron Chan Tze Ngon and Michael Santos, has no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors has adopted independence standards that follow the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” above.

Based on the application of the independence standards and the examination of all of the relevant facts and circumstances, the Board determined that none of the following directors and nominees had any material relationship with the Company and, thus, are independent under Rule 5605(a)(2) of the Marketplace Rules of NASDAQ: Daniel Tseung, Justin Tang, Richard Xue and Ned Sherwood. In accordance with the Marketplace Rules of NASDAQ a majority of our Board of Directors is independent.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee was established on February 9, 2007.  The members of the Compensation Committee during 2008 were Justin Tang, Daniel Tseung and Richard Xue.  Mr. Xue served as the Chairman of the Compensation Committee.  The Board of Directors intends to act to approve the appointment of Mr. Ned Sherwood to serve as a member of the Compensation Committee to replace Mr. Richard Xue immediately following his election as a director at the Annual Meeting.

Each of these members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.  The Compensation Committee operates under a written charter.  The Compensation Committee Charter can be found on our website at www.chinacasteducation.com and can be made available in print free of charge to any shareholder who requests it.  A copy of our Compensation Committee Charter was included as Appendix A to this proxy statement.

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and administers our 2007 Omnibus Securities and Incentive Plan.  The Compensation Committee held two meetings during 2008.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee was established on February 9, 2007.  The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and in monitoring the process to assess the effectiveness of the Board of Directors.  The Nominating and Corporate Governance Committee held one meeting during 2008.

The members of the Nominating and Corporate Governance Committee during 2008 were Daniel Tseung, Richard Xue and Justin Tang.  Mr. Tang served as the Chairman of the Nominating and Corporate Governance Committee. The Board of Directors intends to act to approve the appointment of Mr. Ned Sherwood to serve as a member of the Nominating and Corporate Governance Committee to replace Mr. Richard Xue immediately following his election as a director at the Annual Meeting.  Each of the above-listed Nominating and Corporate Governance Committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter.  The Nominating and Corporate Governance Committee Charter can be found on our website at www.chinacasteducation.com and can be made available in print free of charge to any shareholder who requests it.  A copy of our Nominating and Corporate Governance Committee Charter was included as Appendix B to our proxy statement for our Annual Meeting of Shareholders held in 2007.

The Nominating and Corporate Governance Committee considered nominees to the Board of Directors recommended by stockholders of the Company since the filing of the Company’s Definitive Proxy Statement on December 2, 2008 for its Annual Meeting of Stockholders, which was held on December 18, 2008.  As part of its consideration, the Nominating and Corporate Governance Committee evaluated the nomination of Mr. Ned Sherwood by Fir Tree.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders.  Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the Marketplace Rules of NASDAQ and applicable SEC regulations.  Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o ChinaCast Education Corporation, Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire.  The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.   Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

AUDIT COMMITTEE

The Audit Committee was established on February 9, 2007.  The Audit Committee operates under a written charter.  The Audit Committee Charter can be found on our website at www.chinacasteducation.com and can be made available in print free of charge to any shareholder who requests it.  A copy of our Audit Committee was included as Appendix A to our proxy statement for our Annual Meeting of Shareholders held in 2007.

The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include, among other things:

•	reviewing the Audit Committee’s charter, annual report to stockholders and reports submitted to the SEC;

•	naming the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;

•	reviewing the independent auditors’ performance;

•	discussing with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles;

•	following an audit, reviewing significant difficulties encountered during the audit;

•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements; and

•	reviewing and approval of all transactions with affiliates, related parties, directors and executive officers.

The Audit Committee met five times during 2008.  Pursuant to its charter, the Audit Committee meets at least quarterly with the Company’s internal auditors.

The members of the Audit Committee during 2008 were Richard Xue, Justin Tang and Daniel Tseung.  Mr. Tseung served as the Chairperson of the Audit Committee.  The Board of Directors intends to act to approve the appointment of Mr. Ned Sherwood to serve as a member of the Audit Committee to replace Mr. Richard Xue immediately following his election as a director at the Annual Meeting.  Each of the above-listed Audit Committee members were or are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

Our Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Richard Xue has been the “audit committee financial expert”.  Effective on his appointment to the audit committee, Ned Sherwood will serve as the “audit committee financial expert.”  Mr. Sherwood is an independent member of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable Marketplace Rules of NASDAQ. The Audit Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of the oversight of the Company’s financial reporting process, the Audit Committee has reviewed and discussed the audited financial statements with management, the internal auditors and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee has received written disclosures and the letter from the independent auditors, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee  concerning independence, and has discussed with the independent accountant the independent accountant’s independence

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Daniel Tseung, Chairman
Richard Xue
Justin Tang

(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE SESSIONS

Under NASDAQ Marketplace Rule 5605(b)(2), our independent directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Mr. Daniel Tseung at c/o ChinaCast Education Corporation, Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board.  Stockholders wishing to communicate with the Board or any individual director may send an email through our website at www.chinacasteducation.com  or mail a communication addressed to the Secretary of the Company, c/o ChinaCast Education Corporation, Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.  Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of ethics that applies to our directors, officers and employees. A written copy of the code can be found on our website at www.chinacasteducation.com and can be made available in print to any shareholder upon request at no charge by writing to our Secretary, c/o ChinaCast Education Corporation, Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong.  Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

EXECUTIVE COMPENSATION

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers listed in the Summary Compensation Table below (the “named executive officers”) during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure.

The compensation committee currently oversees the design and administration of our executive compensation program.

Objectives and Philosophy

Our primary goal with respect to our compensation programs has been to attract and retain the most talented and dedicated employees in key positions in order to compete effectively in the market place, successfully execute our growth strategies, and create lasting shareholder value. The Compensation Committee evaluates both individual and Company performance when determining the compensation of our executives. Our executives’ overall compensation is tied to the Company financial and operational performance, as measured by revenues and net income, as well as to accomplishing strategic goals such as merger and acquisitions and fund raising. The Compensation Committee believes that a significant portion of our executive’s total compensation should be at-risk compensation that is linked to stock-based incentives to align their interests with those of shareholders.

Additionally, the Compensation Committee has determined that an executive officer who is a Chinese national and is based in China will be entitled to a locally competitive package and an executive officer who is an expatriate or who is based outside the PRC will be paid a salary commensurate with those paid to the executives in their home countries. The Compensation Committee evaluates the appropriateness of the compensation programs annually and may make adjustments after taking account the subjective evaluation described previously.

We apply our compensation policies consistently for determining compensation of our chief executive officer as we do with the other executives. The Compensation Committee assesses the performance of our chief executive officer annually and determines the base salary and incentive compensation of our chief executive officer.

Our Chief Executive Officer is primarily responsible for the assessment of our other executive officers’ performance. Ultimately, it is the Compensation Committee’s evaluation of the chief executive officer’s assessment along with competitive market data that determines each executive’s total compensation.

Elements of Our Executive Compensation Programs

Base Salary. All full time executives are paid a base salary. Base salaries for our named executives are set based on their professional qualifications and experiences, education background and scope of their responsibilities, taking into account competitive market compensation levels paid by other similar sized companies for similar positions and reasonableness and fairness when compared to other similar positions of responsibility within the Company. Base salaries are reviewed annually by the Compensation Committee, and may be adjusted annually as needed.

Annual Bonuses. The Company does not pay guaranteed annual bonuses to our executives or to employees at any level because we emphasize pay-for-performance. The Compensation Committee determines cash bonuses towards the end of each fiscal year to award our executive officers including our Chief Executive Officer and Chief Financial Officer based upon a subjective assessment of the Company’s overall performance and the contributions of the executive officers during the relevant period.

Equity Incentive Compensation. A key element of our pay-for-performance philosophy is our reliance on performance-based equity awards through the Company’s equity based compensation plan. This program aligns executives’ and shareholders’ interests by providing executives an ownership stake in the Company. Our Compensation Committee has the authority to award equity incentive compensation, i.e. stock options or incentive stock, to our executive officers in such amounts and on such terms as the Compensation Committee determines in its sole discretion. The Compensation Committee reviews each executive’s individual performance and his or her contribution to our strategic goals and determines the amount of stock options to be awarded towards the end of the fiscal year. The Compensation Committee grants equity incentive compensation at times when there are not material non-public information to avoid timing issues and the appearance that such awards are made based on any such information. The exercise price is the closing market price on the date of the grant.

Other Compensation. We provide our executives with certain other benefits, including reimbursement of business and entertainment expenses, health insurance, vacation and sick leave plan. The Compensation Committee in its discretion may revise, amend or add to the officer’s executive benefits as it deems necessary. We believe that these benefits are typically provided to senior executives of similar companies in China and in the U.S.

Summary Compensation Table

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, for each of the last three fiscal years to each named executive officer.

							Non-Equity
				Stock	Option		Incentive Plan
		Salary	Bonus	Awards	Awards		Compensation	All Other
Name and Principal Position	Year	($)	($)	($)	($)(1)		($)	Compensation ($)	Total ($)

Ron Chan Tze Ngon, Chief Executive Officer and Chairman	2008	139,221	—	—	—		—	—	139,221	(7)
	2007	135,313	—	—	—		—	—	135,313
	2006	135,910	—	—	—		—	—	135,910

Li Wei, Chief Operating Officer	2008	82,899	—	—	267,000	(2)	—	—	349,899	(8)
	2007	78,404	—	—	—		—	—	78,404
	2006	75,261	—	—	—		—	—	75,261

Antonio Sena, Chief Financial Officer	2008	134,475	—	—	178,890	(3)	—	—	313,365	(9
	2007	130,700	—	—	—		—	—	130,700
	2006	92,666	—	—	—		—	—	92,666

Michael Santos, Chief Marketing Officer	2008	189,847	—	—	178,890	(4)	—	—	368,737	(10)
	2007	184,517	—	—	—		—	—	184,517
	2006	185,332	—	—	—		—	—	185,332

Jim Ma, Vice President of Finance	2008	104,416	—	—	178,890	(5)	—	—	283,306	(11)
	2007	101,484	—	—	—		—	—	101,484
	2006	101,932	—	—	—		—	—	101,932

Jiang Xiang Yuan, Chief Investment Officer and Former Vice President	2008	28,174	—	—	267,000	(6)	—	—	295,174	(12)
	2007	26,901	—	—	—		—	—	26,901
	2006	26,202	—	—	—		—	—	26,202

(1)
Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123(R) with respect to 2008. See Note 17 of consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for assumptions made in the valuation.

(2)
On January 11, 2008, Mr. Li Wei received a grant of options to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008, 100,000 of such options vested on March 31, 2009 and 100,000 of such options shall vest on March 31, 2010.

(3)
On January 11, 2008, Mr. Antonio Sena received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(4)
On January 11, 2008, Mr. Michael Santos received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.  On September 1, 2009, Michael Santos became President, International of the Company.

(5)
On January 11, 2008, Mr. Jim Ma received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(6)
On January 11, 2008, Mr. Jiang received a grant of options to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008, 100,000 of such options vested on March 31, 2009 and 100,000 of such options shall vest on March 31, 2010.

(7)	Represents salary earned as Chief Executive Officer of ChinaCast Communication Holdings Limited (“CCH”).

(8)	Represents salary earned as Chief Operations Officer of CCH.

(9)	Represents salary earned as Chief Financial Officer of CCH.

(10)	Represents salary earned as Chief Marketing Officer of CCH.

(11)	Represents salary earned as Vice President of Finance of CCH.

(12)	Represents salary earned as Vice President of CCH.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2008.

	Option Awards						Stock Awards
Equity
									Equity	Incentive Plan
				Equity					Incentive Plan	Awards:
				Incentive Plan				Market	Awards:	Market or
				Awards:				Value of	Number of	Payout Value of
				Number of			Number of	Shares or	Unearned	Unearned
	Number of		Number of	Securities			Shares or	Units of	Shares, Units	Shares, Units or
	Securities		Securities	Underlying			Units of	Stock That	or Other	Other
	Underlying		Underlying	Unexercised	Option	Option	Stock That	Have Not	Rights That	Rights That
	Unexercised		Unexercised	Unearned	Exercise	Expiration	Have Not	Vested	Have Not	Have Not
	Options (#)		Options (#)	Options (#)	Price ($)	Date	Vested (#)	($)(4)	Vested (#)	Vested ($)
Name	Exercisable		Unexercisable

Li Wei	100,000	(1)	—	200,000	6.30	1/11/2018	—	—	—	—

Antonio Sena	67,000	(2)	—	133,000	6.30	1/11/2018	—	—	—	—

Michael Santos	67,000	(3)	—	133,000	6.30	1/11/2018	—	—	—	—

Jim Ma	67,000	(4)	—	133,000	6.30	1/11/2018	—	—	—	—

Jiang Xiang Yuan	100,000	(5)	—	200,000	6.30	1/11/2018	—	—	—	—

(1)
On January 11, 2008, Mr. Li Wei received a grant of options to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008, 100,000 of such options vested on March 31, 2009 and 100,000 of such options shall vest on March 31, 2010.

(2)
On January 11, 2008, Mr. Antonio Sena received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(3)
On January 11, 2008, Mr. Michael Santos received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(4)
On January 11, 2008, Mr. Jim Ma received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(5)
On January 11, 2008, Mr. Jiang received a grant of options to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008, 100,000 of such options vested on March 31, 2009 and 100,000 of such options shall vest on March 31, 2010.

Grants of Plan Based Awards

The following table summarizes our awards made to our named executive officers under any plan in 2008.

						Stock	Option
						Awards:	Awards:	Exercise or	Closing
			Estimated Future Payouts Under			Number of	Number of	Base Price	Price on
			Equity Incentive Plan Awards			Shares of	Securities	of Option	Grant
		Approval	Threshold	Target	Maximum	Stock or	Underlying	Awards	Date
Name	Grant Date	Date	(#)	(#)	(#)	Units (#)	Options (#)	($/Sh)	($/Sh)

Li Wei	1/11/2008	1/11/2008	n/a	n/a	n/a	—	300,000 (1)	6.30	6.25

Antonio Sena	1/11/2008	1/11/2008	n/a	n/a	n/a	—	200,000 (2)	6.30	6.25

Michael Santos	1/11/2008	1/11/2008	n/a	n/a	n/a	—	200,000 (3)	6.30	6.25

Jim Ma	1/11/2008	1/11/2008	n/a	n/a	n/a	—	200,000 (4)	6.30	6.25

Jiang Xiang Yuan	1/11/2008	1/11/2008	n/a	n/a	n/a	—	300,000 (5)	6.30	6.25

(1)
On January 11, 2008, Mr. Li Wei received a grant of options to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008, 100,000 of such options vested on March 31, 2009 and 100,000 of such options shall vest on March 31, 2010.

(2)
On January 11, 2008, Mr. Antonio Sena received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(3)
On January 11, 2008, Mr. Michael Santos received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(4)
On January 11, 2008, Mr. Jim Ma received a grant of options to purchase 200,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 67,000 of the options vested on March 31, 2008, 67,000 of such options vested on March 31, 2009 and 66,000 of such options shall vest on March 31, 2010.

(5)
On January 11, 2008, Mr. Jiang received a grant of options to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.30 per share. 100,000 of the options vested on March 31, 2008, 100,000 of such options vested on March 31, 2009 and 100,000 of such options shall vest on March 31, 2010.

Stock Incentive Plan

Our long term incentives are in the form of restricted shares and incentive stock options to directors, executives, employees and consultants under the 2007 Omnibus Securities and Incentive Plan (the “2007 Plan”). The objective of these awards is to advance the longer term interests of our Company and our stockholders and complement incentives tied to annual performance. These awards provide rewards to directors, executives and other key employees and consultants upon the creation of incremental stockholder value and attainment of long-term earnings goals. Stock option awards under the 2007 Plan produce value to participants only if the price of our stock appreciates, thereby directly link the interests of the participants with those of the stockholders.

Awards

The 2007 Plan provides for the grant of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Restricted Stock Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards of up to an aggregate of 2,500,000 shares of Common Stock to officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2007 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2007 Plan in any calendar year cannot exceed 1,000,000.

Currently, there are 1,600 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2007 Plan. Future new hires and additional consultants would be eligible to participate in the 2007 Plan as well. The number of stock options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Administration of the 2007 Plan

The 2007 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the 2007 Plan, to determine the employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each Stock Appreciation Right, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2007 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2007 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Options

Options granted under the 2007 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights (SARs)

A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2007 Plan. An SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with an SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. An SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares

Performance share awards entitle the participant to acquire shares of stock upon attaining specified performance goals.

Restricted Stock

A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. The purchase price for each share of restricted stock may not be less than the par value of the Company’s Common Stock.

Additional Terms

Except as provided in the 2007 Plan, awards granted under the 2007 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their guardian or legal representative. Each award agreement will specify, among other things, the effect on an award of the disability, death, retirement, authorized leave of absence or other termination of employment. The Company may require a participant to pay the Company the amount of any required withholding in connection with the grant, vesting, exercise or disposition of an award. A participant is not considered a stockholder with respect to the shares underlying an award until the shares are issued to the participant.

Term Amendments

The 2007 Plan is effective for 10 years, unless it is sooner terminated or suspended. The Committee may at any time amend, alter, suspend or terminate the 2007 Plan; provided, that no amendment requiring stockholder approval will be effective unless such approval has been obtained. No termination or suspension of the 2007 Plan will affect an award which is outstanding at the time of the termination or suspension.

Option Exercises and Stock Vested

There were no options exercised by the named executive officers in 2008.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

Employment Agreements

We do not have current employment agreements with our Chief Executive Officer or any other named executive officer of the Company.

Potential Payments Upon Termination or Change in Control

We have no potential payments upon termination other than severance compensation required by the laws in the PRC and other applicable jurisdictions which ranged from 1 to 3 months of base salaries. In the case of change in control of the Company, the unvested portion of all stock based compensation shall vest immediately.

Director Compensation

The following table summarizes compensation that our directors earned during 2008 for services as members of our Board and Board committees:

	Fees
	Earned or				All
	Paid in	Stock		Options	Other
	Cash	Awards		Awards	Compensation	Total
Name	(US$)	(US$)(1)		(US$)	(US$)	(US$)
Yin Jian Ping	208,832	—		—	—	208,832
Daniel Tseung	70,000	63,000	(2)	—	—	133,000
Justin Tang	70,000	63,000	(3)	—	—	133,000
Richard Xue	70,000	63,000	(4)	—	—	133,000

(1)	Valuation based on the dollar amount of restricted stock grants recognized for financial statement reporting purposes pursuant to FAS 123(R) with respect to 2008.

(2)
Mr. Daniel Tseung received a grant of 100,000 shared of restricted common stock in January 11, 2008, 10,000 of which vested on February 9, 2008, 30,000 of which vested on January 11, 2009 and 60,000 of which are scheduled to vest on February 9, 2010.

(3)
Mr. Justin Tang received a grant of 100,000 shared of restricted common stock in January 11, 2008, 10,000 of which vested on February 9, 2008, 30,000 of which vested on January 11, 2009 and 60,000 of which are scheduled to vest on February 9, 2010.

(4)
Mr. Richard Xue received a grant of 100,000 shared of restricted common stock in January 11, 2008, 10,000 of which vested on February 9, 2008, 30,000 of which vested on February 9, 2009 and 60,000 of which are scheduled to vest on February 9, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors during 2008 were Daniel Tseung, Justin Tang and Richard Xue.  No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries.  No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

COMPENSATION COMMITTEE REPORT (1)

The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears above with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Proxy Statement.

The members of the Compensation Committee are:

Richard Xue, Chairman
Daniel Tseung
Justin Tang

(1)
The material in the Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

REQUIRED VOTE

Election of the directors requires a plurality vote of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE FIVE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte Touche Tohmatsu CPA Ltd. (“DTT”) has served as our independent auditors since March 13, 2007, and the Board of Directors has appointed DTT as our independent auditors for the 2009 fiscal year. A representative from DTT is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so. Our former auditors, the firm of Goldstein Golub Kessler LLP (“GGK”) served as our independent auditors from our inception to February 28, 2007. No representative from GGK is expected to be present at the Annual Meeting.

Effective as of February 28, 2007, the resignation of GGK as the Company’s principal accountant was accepted by the Company. During GGK’s retention as the Company’s principal accountant, there were no disagreements with GGK on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, is not resolved to GGK’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Similarly, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the time that GGK was engaged as the Company’s principal accountant. None of GGK’s audit reports on the Company’s consolidated financial statements contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2005 and 2006 and through February 28, 2007, the Company did not, nor did anyone acting on its behalf, consult with DTT regarding the application principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any reportable events described under Items 304(a)(2)(ii) of Regulation S-K.

Fees of Independent Auditor

Audit Fees

During the fiscal year ended December 31, 2007, the aggregate fees billed were $0.9 million for professional services rendered by our principal auditor for the audit and review of financial statements and other services in connection with various filings of registration statements. During the fiscal year ended December 31, 2008, the aggregate fees billed or expected to be billed by our principal auditor were $1.7 million for professional services rendered for the audit and review of financial statements and other services in connection with share offering in October 2008 and filings of various registration statements.

Audit-Related Fees

Excluding those fees disclosed in the Audit Fees section above, there were no audit related fees for the fiscal years ended December 31, 2007 and 2008.

Tax Fees

During the fiscal year ended December 31, 2007 and 2008, the aggregate fees billed or expected to be billed by our principal auditor and one of its member firms were $0.1 million and $0.1 million, respectively, for professional services rendered for tax compliance work and other tax related services.

All Other Fees

Non-audit fees billed by GGK after the year ended December 31, 2007, but before their resignation was US$103,646.

During the fiscal years ended December 31, 2007 and 2008, there were no fees billed for products and services provided by the independent registered public accounting firm other than those set forth above.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

•	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2009 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our Annual Meeting of Stockholders that will be held in 2010, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than July 21, 2010.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws.  The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this proxy statement.  If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

 WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.chinacasteducation.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED NOVEMBER 19, 2009.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors

/s/ Ron Chan Tze Ngon

Ron Chan Tze Ngon
Chairman and Chief Executive Officer

November 19, 2009

Appendix A

COMPENSATION COMMITTEE CHARTER
OF
CHINACAST EDUCATION CORPORATION

The Compensation Committee of the Board of Directors of ChinaCast Education Corporation (the “Board”) shall consist of a minimum of three directors, each of which shall meet the independence requirements and standards established from time to time by the Securities and Exchange Commission (the “SEC”) and any such securities exchange on which the Company’s securities are listed or quoted for trading, or which directors shall constitute the majority of the directors of the Board meeting the independence requirements and standards established from time to time by the SEC and any such securities exchange on which the Company’s securities are listed or quoted for trading.  If deemed appropriate, each member shall meet the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Board shall appoint the members of the Compensation Committee annually, considering the views of the Chairman of the Board.  The members of the Compensation Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Compensation Committee.  The Board shall have the power at any time to remove members of the Compensation Committee and to fill vacancies in it, subject to such new member(s) satisfying the above requirements. The Board shall designate one member of the Compensation Committee to be the Chairperson.  The Compensation Committee shall meet at least once a year.

           The purpose of the Compensation Committee shall be to assist the Board in determining the compensation of the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and other officers of the Company (collectively, the “Officers”).

In furtherance of this purpose, the Compensation Committee shall have the following authority and responsibilities:

1.           Annually review the Company’s corporate goals and objectives relevant to the Officers’ compensation; evaluate the Officers’ performance in light of such goals and objectives; and, either as a Compensation Committee together with the other independent directors (as directed by the Board), determine and approve the Officers’ compensation level based on this evaluation.  In determining the long-term incentive component of the Officers’ compensation, the Compensation Committee will consider the Company’s performance, the value of similar incentive awards to the Officers at comparable companies, and the awards given to the Company’s Officers in past years.

2.           Annually review and make recommendations to the Board with respect to non-CEO and non-CFO compensation.  The Compensation Committee shall attempt to ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforces business strategies and objectives for enhanced stockholder value, and is administered in a fair and equitable manner consistent with established policies and guidelines.

3.           Administer the Company’s incentive-compensation plans and equity-based plans, insofar as provided therein.

4.           Make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans.

5.           Approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board.

6.           Review and assess the adequacy of this charter annually.

7.           Prepare a report on executive compensation as required to be included in the Company’s proxy statement or annual report on Form 10-K, Form 10-KSB or equivalent, filed with the SEC.

The Compensation Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.  The Chief Executive Officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Compensation Committee if the Board, under exceptional and limited circumstances, determines that membership on the Compensation Committee by the individual is required in the best interests of the Company and its stockholders.  In such event, the Board will disclose in the Company’s next annual proxy statement (or in its next annual report on SEC Form 10-K, 10-KSB or equivalent if the Company does not file an annual proxy statement), subsequent to such determination, the nature of that director’s relationship with the Company and the reasons for that determination.  A member appointed under this exception may not serve longer than two years.

The Compensation Committee shall have the authority retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Compensation Committee shall have sole authority to approve related fees and retention terms.

The Compensation Committee shall report its actions and recommendations to the Board after each committee meeting.  The Compensation Committee shall annually review its own performance

Adopted: February 8, 2007

CHINACAST EDUCTAION CORPORATION

PROXY FOR ANNUAL MEETING

TO BE HELD ON DECEMBER 11, 2009

The undersigned stockholder of ChinaCast Education Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Ron Chan Tze Ngon and Antonio Sena, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of the Company to be held on December 11, 2009, at 9:00 p.m. Hong Kong Time (local time), which is equivalent to December 11, 2009 at 8:00 a.m. U.S. Eastern Standard Time, at Suite 08, 20F, One International Financial Centre, 1 Harbour View Street, Central, Hong Kong, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.
1.
Elect Five (5) Directors	1. Ron Chan Tze Ngon	2. Michael Santos	3. Daniel Tseung
	4. Justin Tang	5. Ned Sherwood

☐	FOR all nominees listed above (except those whose names or numbers have been written on the line below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Proposal to ratify the appointment of Deloitte Touche Tohmatsu CPA Ltd. as the Company’s independent auditors.

☐  FOR                ☐ AGAINST                ☐ ABSTAIN

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

☐  FOR                ☐ AGAINST                ☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: ________, 2009

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.